CONSOLIDATED INCOME STATEMENT

	Millions of Dollars
			2007					2008
	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD

Revenues and Other Income
Sales and other operating revenues*	41,320	47,370	46,062	52,685	187,437	54,883	71,411	70,044		196,338
Equity in earnings of affiliates	929	1,506	1,314	1,338	5,087	1,359	1,812	1,214		4,385
Other income	618	521	557	275	1,971	310	130	115		555
	42,867	49,397	47,933	54,298	194,495	56,552	73,353	71,373		201,278

Costs and Expenses
Purchased crude oil, natural gas and products	26,715	30,820	30,862	35,032	123,429	37,820	51,214	49,608		138,642
Production and operating expenses	2,492	2,557	2,620	3,014	10,683	2,691	3,111	3,059		8,861
Selling, general and administrative expenses	527	604	569	606	2,306	526	629	513		1,668
Exploration expenses	262	259	218	268	1,007	309	288	267		864
Depreciation, depletion and amortization	2,024	2,016	2,052	2,206	8,298	2,209	2,178	2,361		6,748
Impairment-expropriated assets	-	4,588	-	-	4,588	-	-	-		-
Impairments	(1)	98	188	157	442	6	19	57		82
Taxes other than income taxes*	4,374	4,697	4,583	5,336	18,990	5,155	5,796	5,619		16,570
Accretion on discounted liabilities	79	81	81	100	341	104	96	114		314
Interest and debt expense	307	319	391	236	1,253	207	210	239		656
Foreign currency transaction (gains) losses	1	(179)	(20)	(3)	(201)	(43)	-	54		11
Minority interests	21	19	25	22	87	19	17	15		51
	36,801	45,879	41,569	46,974	171,223	49,003	63,558	61,906		174,467

Income before income taxes	6,066	3,518	6,364	7,324	23,272	7,549	9,795	9,467		26,811
Provision for income taxes	2,520	3,217	2,691	2,953	11,381	3,410	4,356	4,279		12,045
Net Income	3,546	301	3,673	4,371	11,891	4,139	5,439	5,188		14,766
* Includes excise taxes on petroleum products sales:	3,841	4,069	3,954	4,073	15,937	3,857	4,091	4,022		11,970

Net income per share of common stock (dollars)
Basic	2.15	0.18	2.26	2.75	7.32	2.65	3.54	3.43		9.61
Diluted	2.12	0.18	2.23	2.71	7.22	2.62	3.50	3.39		9.50

Average common shares outstanding (in thousands)
Basic	1,647,352	1,635,848	1,622,456	1,590,957	1,623,994	1,562,198	1,534,975	1,510,897		1,535,932
Diluted	1,668,847	1,657,999	1,644,267	1,612,179	1,645,919	1,582,025	1,555,447	1,528,187		1,554,952

SUMMARY OF INCOME (LOSS) BY SEGMENT

	Millions of Dollars
			2007					2008
	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD

Net Income (Loss)
U.S. E&P	916	1,055	1,225	1,052	4,248	1,349	1,852	1,606		4,807
International E&P	1,413	(3,459)	857	1,556	367	1,538	2,147	2,322		6,007
Total E&P	2,329	(2,404)	2,082	2,608	4,615	2,887	3,999	3,928		10,814

Midstream	85	102	104	162	453	137	162	173		472

U.S. R&M	896	1,879	873	967	4,615	435	587	524		1,546
International R&M	240	479	434	155	1,308	85	77	325		487
Total R&M	1,136	2,358	1,307	1,122	5,923	520	664	849		2,033

LUKOIL Investment	256	526	387	649	1,818	710	774	438		1,922

Chemicals	82	68	110	99	359	52	18	46		116

Emerging Businesses	(1)	(12)	3	2	(8)	12	8	35		55

Corporate and Other	(341)	(337)	(320)	(271)	(1,269)	(179)	(186)	(281)		(646)

Consolidated	3,546	301	3,673	4,371	11,891	4,139	5,439	5,188		14,766

SUMMARY OF INCOME (LOSS) BY SEGMENT (continued)

	Millions of Dollars
			2007					2008
	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD
Income Before Income Taxes
U.S. E&P	1,425	1,627	1,867	1,560	6,479	2,094	2,848	2,518		7,460
International E&P	2,894	(1,976)	2,357	3,464	6,739	3,822	5,211	5,134		14,167
Total E&P	4,319	(349)	4,224	5,024	13,218	5,916	8,059	7,652		21,627

Midstream	132	156	157	245	690	206	243	260		709

U.S. R&M	1,400	2,891	1,369	1,526	7,186	717	938	852		2,507
International R&M	218	633	403	167	1,421	101	32	442		575
Total R&M	1,618	3,524	1,772	1,693	8,607	818	970	1,294		3,082

LUKOIL Investment	262	542	396	663	1,863	729	795	451		1,975

Chemicals	107	80	140	20	347	54	-	64		118

Emerging Businesses	(3)	(20)	(17)	(2)	(42)	15	17	45		77

Corporate and Other	(369)	(415)	(308)	(319)	(1,411)	(189)	(289)	(299)		(777)

Consolidated	6,066	3,518	6,364	7,324	23,272	7,549	9,795	9,467		26,811

Effective Tax Rates
U.S. E&P	35.7%	35.2%	34.4%	32.6%	34.4%	35.6%	35.0%	36.2%		35.6%
International E&P	51.2%	-	63.6%	55.1%	94.6%	59.8%	58.8%	54.8%		57.6%
Total E&P	46.1%	-588.8%	50.7%	48.1%	65.1%	51.2%	50.4%	48.7%		50.0%

Midstream	35.6%	34.6%	33.8%	33.9%	34.3%	33.5%	33.3%	33.5%		33.4%

U.S. R&M	36.0%	35.0%	36.2%	36.6%	35.8%	39.3%	37.4%	38.5%		38.3%
International R&M	-10.1%	24.3%	-7.7%	7.2%	8.0%	15.8%	-140.6%	26.5%		15.3%
Total R&M	29.8%	33.1%	26.2%	33.7%	31.2%	36.4%	31.5%	34.4%		34.0%

LUKOIL Investment	2.3%	3.0%	2.3%	2.1%	2.4%	2.6%	2.6%	2.9%		2.7%

Chemicals	23.4%	15.0%	21.4%	-	-3.5%	3.7%	-	28.1%		1.7%

Emerging Businesses	66.7%	40.0%	-	-	81.0%	20.0%	52.9%	22.2%		28.6%

Corporate and Other	7.6%	18.8%	-3.9%	15.0%	10.1%	5.3%	35.6%	6.0%		16.9%

Consolidated	41.5%	91.4%	42.3%	40.3%	48.9%	45.2%	44.4%	45.2%		44.9%

ESTIMATED TAXES PAID

	Millions of Dollars
			2007					2008
	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD
Cash income taxes paid	1,199	4,326	2,444	3,361	11,330	1,649	4,756	3,845		10,250
Taxes other than income taxes	4,374	4,697	4,583	5,336	18,990	5,155	5,796	5,619		16,570
Less: Excise taxes*	(3,841)	(4,069)	(3,954)	(4,073)	(15,937)	(3,857)	(4,091)	(4,022)		(11,970)
Estimated Taxes Paid	1,732	4,954	3,073	4,624	14,383	2,947	6,461	5,442		14,850
* Represents taxes collected by ConocoPhillips and reimbursed to taxing authorities.

CERTAIN ITEMS INCLUDED IN NET INCOME (AFTER-TAX)

	Millions of Dollars
			2007					2008
	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD
U.S. E&P
Gain on asset sales	36	11	-	25	72	4	12	-		16
FERC Rulings	-	-	94	-	94	-	-	-		-
Impairments	-	-	-	(45)	(45)	-	-	-		-
Business interruption insurance claims recovery	-	-	-	13	13	-	-	-		-
Total	36	11	94	(7)	134	4	12	-		16

International E&P
Gain (loss) on asset sales	407	(82)	164	147	636	8	-	138		146
International tax law changes	38	-	-	171	209	-	-	-		-
Impairment - expropriated assets	-	(4,512)	-	-	(4,512)	-	-	-		-
Impairments	(88)	(33)	(32)	(75)	(228)	-	-	(28)		(28)
Pending claims and settlements	-	-	-	28	28	-	-	-		-
Total	357	(4,627)	132	271	(3,867)	8	-	110		118

Total E&P	393	(4,616)	226	264	(3,733)	12	12	110		134

Midstream

Total	-	-	-	-	-	-	-	-		-

U.S. R&M
Gain on asset sales	-	-	2	14	16	116	8	2		126
Impairments	(13)	-	3	(2)	(12)	(3)	(10)	-		(13)
Business interruption insurance claims recovery	-	-	-	10	10	-	-	-		-
Total	(13)	-	5	22	14	113	(2)	2		113

International R&M
Gain on asset sales	-	163	158	2	323	-	1	-		1
Impairments	148	(5)	(30)	11	124	-	-	-		-
Germany tax rate change	-	-	141	-	141	-	-	-		-
Total	148	158	269	13	588	-	1	-		1

Total R&M	135	158	275	35	603	113	(1)	2		114

LUKOIL Investment

Total	-	-	-	-	-	-	-	-		-

Chemicals
Asset retirements recorded by CPChem	-	(21)	-	-	(21)	-	-	-		-
Tax benefit on capital loss	-	-	-	65	65	-	-	-		-
Total	-	(21)	-	65	44	-	-	-		-

Emerging Businesses

Total	-	-	-	-	-	-	-	-		-

Corporate and Other
Acquisition-related expenses	(13)	(16)	(11)	(4)	(44)	-	-	-		-
FERC Rulings	-	-	(14)	-	(14)	-	-	-		-
Premium on early debt retirement	(14)	-	-	-	(14)	-	-	-		-
Pending claims and settlements	-	-	-	-	-	35	-	-		35
Canada tax law change	-	-	-	15	15	-	-	-		-
Total	(27)	(16)	(25)	11	(57)	35	-	-		35

Total Company	501	(4,495)	475	375	(3,143)	160	11	112		283

CASH FLOW INFORMATION

	Millions of Dollars
			2007					2008
	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD

Cash Flows from Operating Activities
Net income	3,546	301	3,673	4,371	11,891	4,139	5,439	5,188		14,766
Depreciation, depletion and amortization	2,024	2,016	2,052	2,206	8,298	2,209	2,178	2,361		6,748
Impairment - expropriated assets	-	4,588	-	-	4,588	-	-	-		-
Impairments	(1)	98	188	157	442	6	19	57		82
Dry hole costs and leasehold impairments	148	133	74	108	463	154	127	118		399
Accretion on discounted liabilities	79	81	81	100	341	104	96	114		314
Deferred income taxes	77	103	(125)	(212)	(157)	(17)	28	48		59
Undistributed equity earnings	(557)	(678)	(237)	(351)	(1,823)	(987)	(1,001)	(542)		(2,530)
Net gain on asset dispositions	(499)	(428)	(389)	(32)	(1,348)	(181)	(32)	(133)		(346)
Other	(94)	182	(60)	77	105	(164)	83	(53)		(134)
Net working capital changes	2,150	(1,630)	734	496	1,750	1,324	(1,503)	357		178
Net Cash Provided by
Operating Activities	6,873	4,766	5,991	6,920	24,550	6,587	5,434	7,515		19,536

Cash Flows from Investing Activities
Capital expenditures & investments	(2,847)	(2,500)	(2,560)	(3,884)	(11,791)	(3,322)	(3,398)	(3,815)		(10,535)
Proceeds from asset dispositions	1,343	872	842	515	3,572	370	71	288		729
Long-term advances to/collections from
affiliates and other investments	(144)	(97)	(118)	16	(343)	(60)	(83)	(209)		(352)
Net Cash Used for Investing Activities	(1,648)	(1,725)	(1,836)	(3,353)	(8,562)	(3,012)	(3,410)	(3,736)		(10,158)

Cash Flows from Financing Activities
Net issuance (repayment) of debt	(3,491)	(865)	(961)	(202)	(5,519)	(202)	426	183		407
Issuance of stock	40	141	70	34	285	7	178	(3)		182
Repurchase of stock	(1,000)	(1,000)	(2,501)	(2,500)	(7,001)	(2,496)	(2,512)	(2,492)		(7,500)
Dividends	(674)	(668)	(667)	(652)	(2,661)	(730)	(719)	(710)		(2,159)
Other	(49)	(104)	(136)	(155)	(444)	(196)	(44)	(186)		(426)
Net Cash Used for
Financing Activities	(5,174)	(2,496)	(4,195)	(3,475)	(15,340)	(3,617)	(2,671)	(3,208)		(9,496)

Effect of Exchange Rate Changes	(8)	6	8	(15)	(9)	9	11	(242)		(222)

Net Change in Cash
and Cash Equivalents	43	551	(32)	77	639	(33)	(636)	329		(340)
Cash and cash equivalents
at beginning of period	817	860	1,411	1,379	817	1,456	1,423	787		1,456
Cash and Cash Equivalents
at End of Period	860	1,411	1,379	1,456	1,456	1,423	787	1,116		1,116

	Millions of Dollars
			2007					2008
Capital Program	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD
E&P
Capital expenditures and investments	2,570	2,148	2,177	3,040	9,935	2,818	2,806	3,079		8,703
Loans and advances	157	111	122	238	628	67	85	26		178
Joint venture acquisition obligation--principal	-	140	142	143	425	145	148	149		442
E&P total	2,727	2,399	2,441	3,421	10,988	3,030	3,039	3,254		9,323
Midstream*	-	2	-	3	5	-	-	-		-
R&M
Capital expenditures and investments	205	271	276	634	1,386	363	510	674		1,547
Loans and advances	17	37	-	-	54	-	2	1		3
R&M total	222	308	276	634	1,440	363	512	675		1,550
LUKOIL Investment*	-	-	-	-	-	-	-	-		-
Chemicals*	-	-	-	-	-	-	-	-		-
Emerging Businesses*	31	34	62	130	257	61	51	25		137
Corporate and Other*	41	45	45	77	208	80	31	37		148
Total Capital Program	3,021	2,788	2,824	4,265	12,898	3,534	3,633	3,991		11,158
* Capital expenditures and investments only.

TOTAL E&P

			2007					2008
	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD

E&P Net Income (Loss) ($ Millions)	2,329	(2,404)	2,082	2,608	4,615	2,887	3,999	3,928		10,814

Production
Total, Including Equity Affiliates
and Canadian Syncrude (MBOE/D)	2,020	1,910	1,759	1,835	1,880	1,794	1,750	1,748		1,764
E&P segment plus LUKOIL Investment segment:	2,465	2,383	2,191	2,261	2,324	2,253	2,198	2,170		2,207

Crude Oil and Condensate (MB/D)
Consolidated	840	760	730	752	770	758	731	718		735
Equity affiliates	120	128	44	43	84	45	41	63		50
Total	960	888	774	795	854	803	772	781		785
Sales of crude oil produced (MB/D)	949	876	803	792	854	773	803	776		784

Natural Gas Liquids (MB/D)	150	145	139	187	155	154	156	148		153

Natural Gas (MMCF/D)
Consolidated	5,313	5,124	4,916	4,981	5,082	4,900	4,818	4,769		4,829
Equity affiliates	9	9	-	-	5	-	-	-		-
Total	5,322	5,133	4,916	4,981	5,087	4,900	4,818	4,769		4,829

Canadian Syncrude (MB/D)	23	21	27	23	23	20	19	24		21

Industry Prices (Platt's)
Crude Oil ($/bbl)
WTI spot	57.99	64.89	75.48	90.66	72.25	97.94	123.98	117.83		113.25
Brent dated	57.76	68.76	74.87	88.69	72.52	96.90	121.38	114.78		111.02
Natural Gas ($/mmbtu)
Henry Hub -- First of Month	6.77	7.55	6.16	6.97	6.86	8.03	10.94	10.25		9.74

Average Realized Prices
Crude Oil and Condensate ($/bbl)
Consolidated	55.17	64.55	73.01	86.28	69.47	94.71	119.24	114.20		109.53
Equity affiliates	40.02	47.74	44.60	52.45	45.31	62.78	93.20	88.32		81.74
Total	53.38	61.97	71.34	84.53	67.11	92.88	118.01	112.19		107.84

Natural Gas Liquids ($/bbl)	38.56	44.80	48.09	54.82	47.13	60.14	68.42	68.81		65.85

Natural Gas ($/mcf)
Consolidated	6.36	6.45	5.56	6.66	6.26	8.03	9.87	8.91		8.93
Equity affiliates	0.29	0.30	-	-	0.30	-	-	-		-
Total	6.35	6.44	5.56	6.66	6.26	8.03	9.87	8.91		8.93

Exploration Charges ($ Millions)
Dry Holes	62	74	23	50	209	94	68	58		220
Lease Impairments	86	59	51	58	254	60	59	60		179
Total Non-Cash Charges	148	133	74	108	463	154	127	118		399
Other (G&G and Lease Rentals)	114	126	144	160	544	155	161	149		465
Total Exploration Charges	262	259	218	268	1,007	309	288	267		864

Depreciation, Depletion and
Amortization (DD&A) ($ Millions)	1,802	1,790	1,828	1,971	7,391	1,946	1,940	2,123		6,009

Foreign Currency Gains
(Losses) After-Tax ($ Millions)	17	152	13	34	216	(10)	2	118		110

U.S. E&P

			2007					2008
	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD

U.S. E&P Net Income ($ Millions)	916	1,055	1,225	1,052	4,248	1,349	1,852	1,606		4,807

Alaska ($ Millions)	507	535	765	448	2,255	603	700	556		1,859
Lower 48 ($ Millions)	409	520	460	604	1,993	746	1,152	1,050		2,948

Production
Total U.S. (MBOE/D)	855	848	821	847	843	783	787	736		768

Crude Oil and Condensate (MB/D)
Alaska	276	267	241	257	261	254	244	218		239
Lower 48	104	105	103	98	102	97	95	85		92
Total	380	372	344	355	363	351	339	303		331
Sales of crude oil produced (MB/D)	372	370	380	340	365	344	353	299		332

Natural Gas Liquids (MB/D)*
Alaska	22	18	15	19	19	19	17	13		16
Lower 48**	68	71	73	106	79	69	76	74		73
Total	90	89	88	125	98	88	93	87		89
*Includes reinjection volumes sold lease-to-lease:	16	15	11	13	14	13	11	8		11

Natural Gas (MMCF/D)
Alaska	122	100	116	102	110	100	98	102		100
Lower 48	2,190	2,219	2,219	2,101	2,182	1,963	2,034	1,971		1,989
Total	2,312	2,319	2,335	2,203	2,292	2,063	2,132	2,073		2,089

Average Realized Prices
Crude Oil and Condensate ($/bbl)
Alaska
North Slope	48.83	56.31	66.54	81.17	62.91	89.07	112.23	115.11		105.17
West Coast	55.50	63.26	73.57	87.88	69.75	95.47	118.88	121.51		111.66
Lower 48	49.32	58.50	67.77	78.98	63.49	90.35	118.06	112.36		106.61
Total U.S.	53.78	61.91	72.00	85.31	68.00	94.02	118.66	118.90		110.26

Natural Gas Liquids ($/bbl)
Alaska	55.27	63.52	73.40	88.12	71.85	94.27	117.24	119.29		110.02
Lower 48***	36.46	43.29	46.37	48.88	44.43	55.33	62.27	65.11		61.06
Total U.S.	37.86	44.17	47.73	51.23	46.00	58.33	65.96	68.84		64.53

Natural Gas ($/mcf)
Alaska	4.19	4.04	2.15	4.12	3.68	4.31	3.81	4.36		4.17
Lower 48	6.21	6.51	5.38	5.88	5.99	7.67	9.74	8.67		8.71
Total U.S.	6.19	6.49	5.36	5.86	5.98	7.63	9.69	8.64		8.66

Kenai, Alaska LNG Sales
Volume (MMCF/D)	104	72	88	78	85	63	72	89		75
Sales price per MCF	5.83	5.86	6.01	7.28	6.21	6.72	7.15	7.77		7.28

U.S. Exploration Charges ($ Millions)
Dry Holes	13	36	19	14	82	25	20	6		51
Lease Impairments	43	43	43	40	169	42	40	43		125
Total Non-Cash Charges	56	79	62	54	251	67	60	49		176
Other (G&G and Lease Rentals)	26	40	57	50	173	39	50	42		131
Total U.S. Exploration Charges	82	119	119	104	424	106	110	91		307
Alaska Only	17	32	31	26	106	11	25	19		55

DD&A ($ Millions)
Alaska	168	167	165	167	667	149	163	152		464
Lower 48	618	661	667	642	2,588	616	613	649		1,878
Total U.S.	786	828	832	809	3,255	765	776	801		2,342

**Fourth quarter of 2007 includes 22 MBD related to out-of-period adjustments for the first three quarters in 2007. The amounts attributable to Q1, Q2, and Q3 2007 were 5, 8, and 9 MBD, respectively. Fourth-quarter 2007 NGL production in L48 was 84 MBD excluding the adjustments.

***Fourth quarter of 2007 includes $6.36/bbl related to out-of-period adjustments for the first three quarters in 2007. The amounts attributable to Q1, Q2, and Q3 2007 were $1.64/bbl, $2.23/bbl, and $2.49/bbl,respectively. Fourth-quarter 2007 NGL realized price in L48 was $55.24/bbl excluding the adjustments.

INTERNATIONAL E&P

			2007					2008
	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD
International E&P
Net Income (Loss) ($ Millions)	1,413	(3,459)	857	1,556	367	1,538	2,147	2,322		6,007

Production
Total, Including Equity Affiliates
and Canadian Syncrude (MBOE/D)	1,165	1,062	938	988	1,037	1,011	963	1,012		996

Crude Oil and Condensate (MB/D)
Consolidated
Norway	179	145	166	158	162	153	145	164		154
United Kingdom	55	48	37	50	48	48	49	57		51
Canada	21	19	17	21	19	23	24	25		24
China	38	32	29	25	31	33	32	31		32
Indonesia	13	13	11	11	12	16	15	15		15
Vietnam	23	22	22	22	22	20	18	19		19
Timor Sea	24	26	21	19	22	23	21	22		22
Libya	45	47	48	47	47	47	48	42		46
Other	62	36	35	44	44	44	40	40		41
Equity affiliates
Canada	23	28	29	27	27	29	25	32		29
Russia	15	15	15	16	15	16	16	31		21
Venezuela	82	85	-	-	42	-	-	-		-
Total	580	516	430	440	491	452	433	478		454
Sales of crude oil produced (MB/D)	577	506	423	452	489	429	450	477		452

Natural Gas Liquids (MB/D)
Norway	8	5	7	12	8	13	11	9		11
United Kingdom	6	6	4	8	6	10	8	6		8
Canada	31	28	26	25	27	26	25	24		25
Timor Sea	12	14	11	12	12	15	14	15		15
Other	3	3	3	5	4	2	5	7		5
Total	60	56	51	62	57	66	63	61		64

Natural Gas (MMCF/D)
Consolidated
Norway	247	202	226	270	236	273	205	222		233
United Kingdom	785	668	519	723	673	695	623	581		633
Canada	1,152	1,133	1,069	1,073	1,106	1,101	1,055	1,061		1,072
China	11	12	13	8	11	10	9	-		6
Timor Sea	243	250	194	207	223	246	231	266		248
Indonesia	331	329	349	310	330	314	360	361		345
Vietnam	15	12	19	14	15	16	16	21		18
Libya	5	9	9	9	8	9	9	6		8
Other	212	190	183	164	188	173	178	178		177
Equity affiliates
Canada	-	-	-	-	-	-	-	-		-
Russia	-	-	-	-	-	-	-	-		-
Venezuela	9	9	-	-	5	-	-	-		-
Total	3,010	2,814	2,581	2,778	2,795	2,837	2,686	2,696		2,740

Canadian Syncrude (MB/D)	23	21	27	23	23	20	19	24		21

Darwin, Australia LNG Sales (MMCF/D)	388	449	347	348	383	417	396	464		426

INTERNATIONAL E&P (continued)

			2007					2008
	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD

Average Realized Prices
Crude Oil and Condensate ($/bbl)
Consolidated
Norway	57.36	67.50	75.54	88.75	72.04	97.27	122.34	115.67		112.01
United Kingdom	55.52	66.99	72.98	86.26	71.01	93.96	118.79	107.54		108.08
Canada	48.70	58.42	67.75	73.08	61.77	84.49	108.43	99.77		97.69
China	54.93	66.39	71.79	85.51	67.69	93.69	120.63	111.93		108.84
Indonesia	54.66	65.46	72.46	89.26	69.99	92.48	109.83	108.47		103.41
Vietnam	57.88	67.03	75.14	89.64	72.54	98.31	126.11	122.45		115.08
Timor Sea	59.15	73.51	71.20	83.95	71.50	93.85	114.20	103.11		102.68
Libya	56.19	67.39	73.88	88.11	72.02	95.21	120.86	108.33		109.31
Other	55.73	67.71	74.48	87.54	69.76	97.56	119.35	103.59		107.29
Equity affiliates
Canada	32.46	32.46	38.48	46.90	37.94	57.95	96.78	81.32		78.53
Russia	37.92	50.25	55.84	63.05	52.29	70.41	86.00	96.67		86.51
Venezuela	42.54	51.54	-	-	47.46	-	-	-		-
Total	53.12	62.02	70.75	83.94	66.44	91.96	117.49	107.99		106.08

Natural Gas Liquids ($/bbl)
Norway	38.82	45.72	46.77	56.25	48.36	54.48	59.19	56.67		56.76
United Kingdom	34.93	39.34	36.91	52.79	41.78	55.88	66.90	60.43		61.74
Canada	41.15	46.82	51.77	66.27	50.85	68.84	83.57	77.49		76.52
Timor Sea	44.13	49.43	48.71	72.60	52.63	69.79	74.03	73.79		72.46
Other	8.32	29.42	34.00	42.30	31.17	13.83	43.22	49.69		40.57
Total	39.38	45.64	48.63	61.56	48.80	62.20	71.40	68.78		67.46

Natural Gas ($/mcf)
Consolidated
Norway	7.00	7.10	7.51	9.08	7.74	10.27	11.75	12.79		11.49
United Kingdom	8.14	7.23	6.69	9.19	7.92	9.20	10.48	10.20		9.93
Canada	6.38	6.60	5.13	6.20	6.09	7.81	10.19	8.03		8.66
China	2.64	2.74	2.78	3.37	2.85	3.60	3.69	-		3.64
Timor Sea	0.76	0.68	0.66	0.74	0.71	0.79	0.90	0.97		0.89
Indonesia	6.04	6.99	7.78	8.51	7.31	10.33	12.14	12.35		11.66
Vietnam	1.10	1.09	1.12	1.13	1.11	1.14	1.12	1.13		1.13
Libya	0.07	0.09	0.09	0.09	0.09	0.09	0.09	0.09		0.09
Other	2.71	2.53	2.41	3.43	2.75	3.79	3.99	3.91		3.90
Equity affiliates
Canada	-	-	-	-	-	-	-	-		-
Russia	-	-	-	-	-	-	-	-		-
Venezuela	0.29	0.30	-	-	0.30	-	-	-		-
Total	6.47	6.40	5.75	7.31	6.50	8.32	10.02	9.13		9.14

International Exploration Charges ($ Millions)
Dry Holes	49	38	4	36	127	69	48	52		169
Lease Impairments	43	16	8	18	85	18	19	17		54
Total Non-Cash Charges	92	54	12	54	212	87	67	69		223
Other (G&G and Lease Rentals)	88	86	87	110	371	116	111	107		334
Total International Exploration Charges	180	140	99	164	583	203	178	176		557

DD&A ($ Millions)	1,016	962	996	1,162	4,136	1,181	1,164	1,322		3,667

R&M

			2007					2008
	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD

R&M Net Income ($ Millions)	1,136	2,358	1,307	1,122	5,923	520	664	849		2,033

United States ($ Millions)	896	1,879	873	967	4,615	435	587	524		1,546
International ($ Millions)	240	479	434	155	1,308	85	77	325		487

Market Indicators
U.S. East Coast Crack Spread ($/bbl)	11.81	22.57	11.73	8.47	13.64	7.79	10.93	10.43		9.72
U.S. Gulf Coast Crack Spread ($/bbl)	10.06	24.28	11.74	6.55	13.16	7.90	12.11	14.70		11.57
U.S. Group Central Crack Spread ($/bbl)	14.84	31.26	20.92	9.37	19.10	10.26	13.47	14.38		12.70
U.S. West Coast Crack Spread ($/bbl)	28.68	34.32	16.22	16.58	23.95	15.37	21.91	16.34		17.87
U.S. Weighted 3:2:1 Crack Spread ($/bbl)	15.30	27.56	14.74	9.65	16.81	9.94	14.19	14.07		12.73
NW Europe Crack Spread ($/bbl)	12.06	15.56	13.37	15.55	14.14	16.09	25.78	21.10		20.99
Singapore 3:1:2 Crack Spread ($/bbl)	14.06	17.94	14.80	17.13	15.98	19.90	29.35	19.10		22.78
U.S. Wholesale Gasoline Mktg Mrgn ($/bbl)	1.15	2.09	0.65	(0.43)	0.87	1.07	0.37	4.53		1.99

Realized Margins
Refining Margin ($/bbl)
U.S.	11.87	19.59	10.86	11.56	13.41	8.00	10.29	9.03		9.13
International	5.06	9.68	6.05	6.72	6.92	6.42	6.70	11.24		7.98
Marketing Margin ($/bbl)*
U.S.	1.31	2.36	2.20	1.43	1.83	1.18	1.23	3.56		1.99
International	7.08	7.68	9.49	7.69	7.92	7.74	9.05	9.90		8.92

DD&A ($ Millions)	191	196	194	203	784	208	206	211		625

Foreign Currency Gains
(Losses) After-Tax ($ Millions)	-	(2)	-	(11)	(13)	38	(13)	(127)		(102)

Turnaround Expense ($ Millions)	75	58	27	80	240	90	170	73		333

Eastern U.S.
Crude Oil Charge Input (MB/D)	411	404	383	412	402	340	405	412		386
Total Charge Input (MB/D)	460	447	414	453	443	400	441	450		431
Crude Oil Capacity Utilization (%)	97%	96%	91%	97%	95%	80%	96%	97%		91%
Clean Product Yield (%)	89%	86%	86%	90%	88%	89%	87%	86%		87%

U.S. Gulf Coast
Crude Oil Charge Input (MB/D)	744	709	736	712	726	659	720	572		651
Total Charge Input (MB/D)	823	790	829	794	810	732	810	641		727
Crude Oil Capacity Utilization (%)	102%	97%	100%	97%	99%	90%	98%	78%		89%
Clean Product Yield (%)	81%	81%	80%	82%	81%	81%	76%	77%		78%

Western U.S.
Crude Oil Charge Input (MB/D)	333	388	415	395	383	405	343	417		388
Total Charge Input (MB/D)	375	420	445	433	418	425	396	439		420
Crude Oil Capacity Utilization (%)	81%	94%	100%	95%	92%	97%	82%	100%		93%
Clean Product Yield (%)	79%	79%	80%	80%	80%	80%	78%	82%		80%

Central U.S. - Consolidated
Crude Oil Charge Input (MB/D)	185	170	166	175	174	177	182	184		181
Total Charge Input (MB/D)	188	175	170	179	178	179	184	187		183
Crude Oil Capacity Utilization (%)	99%	91%	89%	94%	93%	95%	97%	98%		97%
Clean Product Yield (%)	88%	93%	88%	92%	90%	88%	89%	93%		90%

Central U.S. - Equity Affiliates - Net Share**
Crude Oil Charge Input (MB/D)	265	225	280	267	259	225	241	228		231
Total Charge Input (MB/D)	288	250	301	288	282	241	258	246		249
Crude Oil Capacity Utilization (%)	96%	81%	101%	96%	94%	91%	97%	92%		93%
Clean Product Yield (%)	82%	85%	83%	84%	84%	84%	84%	85%		84%

TOTAL UNITED STATES
Crude Oil Charge Input (MB/D)	1,938	1,896	1,980	1,961	1,944	1,806	1,891	1,813		1,837
Total Charge Input (MB/D)	2,134	2,082	2,159	2,147	2,131	1,977	2,089	1,963		2,010
Crude Oil Capacity Utilization (%)	95%	93%	97%	96%	96%	90%	94%	90%		91%
Clean Product Yield (%)	83%	83%	82%	84%	83%	83%	81%	83%		82%

Refined Products Production (MB/D)
Gasoline	962	957	959	978	964	892	876	852		873
Distillates	762	736	779	795	768	719	775	743		746
Other	428	394	439	392	414	380	444	380		401
Total	2,152	2,087	2,177	2,165	2,146	1,991	2,095	1,975		2,020

Petroleum Products Sales (MB/D)
Gasoline	1,258	1,300	1,212	1,207	1,244	1,070	1,127	1,089		1,095
Distillates	862	827	869	929	872	869	912	858		880
Other	480	503	439	309	432	384	404	365		384
Total	2,600	2,630	2,520	2,445	2,548	2,323	2,443	2,312		2,359
* Represents marketing sales price less product costs for all distribution channels other than commercial product supply.

** Represents a 50 percent interest in the Wood River refinery. Represents an 85 percent interest in the Borger refinery in 2007. Our ownership interest in the Borger refinery was reduced to 65 percent effective January 1, 2008. These refineries were contributed to a business venture with EnCana, effective January 1, 2007.

R&M (continued)

			2007					2008
	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD

International - Consolidated*
Crude Oil Charge Input (MB/D)	503	505	434	493	484	455	466	383		434
Total Charge Input (MB/D)	532	528	455	517	508	463	479	404		449
Crude Oil Capacity Utilization (%)	91%	92%	79%	89%	88%	82%	84%	69%		79%
Clean Product Yield (%)	68%	67%	71%	65%	68%	65%	69%	74%		69%

International - Equity Affiliates - Net Share**
Crude Oil Charge Input (MB/D)	120	145	140	124	132	123	123	122		123
Total Charge Input (MB/D)	121	146	142	125	134	124	124	124		124
Crude Oil Capacity Utilization (%)	83%	101%	104%	106%	98%	104%	104%	103%		104%
Clean Product Yield (%)	77%	79%	81%	84%	80%	86%	83%	89%		86%

TOTAL INTERNATIONAL
Crude Oil Charge Input (MB/D)	623	650	574	617	616	578	589	505		557
Total Charge Input (MB/D)	653	674	597	642	642	587	603	528		573
Crude Oil Capacity Utilization (%)	90%	93%	84%	92%	90%	86%	88%	75%		83%
Clean Product Yield (%)	70%	69%	74%	69%	70%	70%	72%	77%		73%

Refined Products Production (MB/D)
Gasoline	160	159	160	160	160	129	155	148		144
Distillates	289	302	273	277	285	274	274	255		267
Other	195	203	160	196	188	171	163	120		151
Total	644	664	593	633	633	574	592	523		562

Petroleum Products Sales (MB/D)
Gasoline	176	186	161	173	174	139	190	176		169
Distillates	381	379	328	366	363	321	324	324		323
Other	156	174	140	171	160	156	169	134		153
Total	713	739	629	710	697	616	683	634		645

Worldwide - Including Net Share of Equity Affiliates
Crude Oil Charge Input (MB/D)	2,561	2,546	2,554	2,578	2,560	2,384	2,480	2,318		2,394
Total Charge Input (MB/D)	2,787	2,756	2,756	2,789	2,773	2,564	2,692	2,491		2,583
Crude Oil Capacity Utilization (%)	94%	93%	94%	95%	94%	89%	93%	87%		89%
Clean Product Yield (%)	80%	80%	80%	81%	80%	80%	79%	82%		80%

Refined Products Production (MB/D)
Gasoline	1,122	1,116	1,119	1,138	1,124	1,021	1,031	1,000		1,017
Distillates	1,051	1,038	1,052	1,072	1,053	993	1,049	998		1,013
Other	623	597	599	588	602	551	607	500		552
Total	2,796	2,751	2,770	2,798	2,779	2,565	2,687	2,498		2,582

Petroleum Products Sales (MB/D)
Gasoline	1,434	1,486	1,373	1,380	1,418	1,209	1,317	1,265		1,264
Distillates	1,243	1,206	1,197	1,295	1,235	1,190	1,236	1,182		1,203
Other	636	677	579	480	592	540	573	499		537
Total	3,313	3,369	3,149	3,155	3,245	2,939	3,126	2,946		3,004
* Represents our Humber refinery in the United Kingdom, the Whitegate refinery in Ireland, and our Wilhelmshaven refinery in Germany.
** Represents 18.75 percent interest in a refinery complex in Karlsruhe, Germany, and 47 percent interest in a refinery in Melaka, Malaysia. Through August 31, 2007, represents a 16.33 percent interest in two refineries in Kralupy and Litvinov, Czech Republic. We sold our interest in the two Czech refineries effective September 1, 2007.

LUKOIL INVESTMENT

			2007					2008
	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD
LUKOIL Investment
Net Income ($ Millions)	256	526	387	649	1,818	710	774	438		1,922

Upstream
Production*
Net crude oil production (MB/D)	393	427	390	395	401	392	387	371		384
Net natural gas production (MMCF/D)	309	278	249	188	256	404	363	303		356
BOE Total (MBOE/D)	445	473	432	426	444	459	448	422		443
* Represents our estimated net share of LUKOIL's production.

Industry Prices
Crude Oil ($/bbl)
Urals crude (CIF Mediterranean)	53.96	65.30	72.21	85.90	69.49	93.01	117.34	113.54		108.10

Downstream
Refinery Throughput*
Crude Processed (MB/D)	219	184	226	227	214	222	215	228		222
* Represents our estimated net share of LUKOIL's crude processed.

MIDSTREAM

			2007					2008
	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD

Midstream Net Income ($ Millions)	85	102	104	162	453	137	162	173		472

U.S. Equity Affiliate ($ Millions)*	50	76	90	120	336	118	137	153		408

Natural Gas Liquids Extracted (MB/D)
Consolidated
United States	15	23	26	24	22	-	-	-		-
International	-	-	-	-	-	-	-	-		-
Equity Affiliates
United States*	174	181	182	189	181	190	188	169		182
International	8	7	8	8	8	8	8	7		8
Total	197	211	216	221	211	198	196	176		190
* Represents 50 percent interest in DCP Midstream.

Natural Gas Liquids Fractionated (MB/D)
United States*	161	163	155	160	160	141	149	166		152
International	13	13	13	13	13	13	13	15		14
Total	174	176	168	173	173	154	162	181		166
* Excludes DCP Midstream.

Product Prices
Weighted Average NGL ($/bbl)*
Consolidated	37.73	45.19	48.62	60.19	47.93	60.09	68.21	67.39		65.23
DCP Midstream	36.55	44.30	47.73	58.60	46.80	56.48	62.53	60.46		59.82
* Prices are based on index prices from the Mont Belvieu and Conway market hubs that are weighted by natural gas liquids component and location mix.

DD&A ($ Millions)	4	3	4	3	14	2	1	2		5

CHEMICALS

			2007					2008
	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD
Chemicals
Net Income (Loss) ($ Millions)	82	68	110	99	359	52	18	46		116

Industry Margins (Cents/Lb)*
Ethylene industry cash margin	11.1	10.8	11.5	9.7	10.8	10.6	10.2	16.0		12.3
HDPE industry contract sales margin	13.5	14.6	14.8	13.6	14.1	14.9	15.0	23.4		17.8
Styrene industry contract sales margin	11.1	11.6	11.5	10.7	11.2	11.6	11.3	14.4		12.4
* Prices, economics and views expressed by CMAI are strictly the opinion of CMAI and Purvin & Gertz and are based on information collected within the public sector and on assessments by CMAI and Purvin & Gertz staff utilizing reasonable care consistent with normal industry practice. CMAI and Purvin & Gertz make no guarantee or warranty and assume no liability as to their use.

EMERGING BUSINESSES

			2007					2008
	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD
Emerging Businesses
Net Income (Loss) ($ Millions)	(1)	(12)	3	2	(8)	12	8	35		55

Detail of Net Income (Loss) ($ Millions)
Power	13	(1)	21	20	53	27	26	53		106
Other	(14)	(11)	(18)	(18)	(61)	(15)	(18)	(18)		(51)
Total	(1)	(12)	3	2	(8)	12	8	35		55

CORPORATE AND OTHER

			2007					2008
	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD
Corporate and Other
Net Income (Loss) ($ Millions)	(341)	(337)	(320)	(271)	(1,269)	(179)	(186)	(281)		(646)

Detail of Net Income (Loss) ($ Millions)
Net interest expense	(244)	(224)	(195)	(157)	(820)	(108)	(119)	(149)		(376)
Corporate overhead	(23)	(54)	(49)	(50)	(176)	(44)	(68)	(41)		(153)
Acquisition-related expenses	(13)	(16)	(11)	(4)	(44)	-	-	-		-
Other	(61)	(43)	(65)	(60)	(229)	(27)	1	(91)		(117)
Total	(341)	(337)	(320)	(271)	(1,269)	(179)	(186)	(281)		(646)

Before-Tax Net Interest Expense ($ Millions)
Interest expense	(395)	(411)	(485)	(340)	(1,631)	(319)	(324)	(326)		(969)
Capitalized interest	135	139	141	150	565	157	157	130		444
Interest revenue	31	24	153	38	246	72	14	28		114
Premium on early debt retirement	(17)	-	-	-	(17)	(14)	-	-		(14)
	(246)	(248)	(191)	(152)	(837)	(104)	(153)	(168)		(425)

Foreign Currency Gains
(Losses) After-Tax ($ Millions)	(14)	(16)	(35)	(55)	(120)	(3)	41	(56)		(18)

Debt
Total Debt ($ Millions)	23,668	22,812	21,876	21,687	21,687	21,492	21,924	22,100		22,100
Debt-to-Capital Ratio	22%	21%	20%	19%	19%	19%	19%	19%		19%

Common Stockholders' Equity ($ Millions)	84,782	84,928	86,933	88,983	88,983	89,575	92,398	92,876		92,876